Lehman Brothers                                   Tue, 28 Sep 2004, 15:54:54 EDT
                                                           nstimola:SARM04-14_V2

                            YIELD TABLE - BOND 1-A1

                     SARM 2004-14 HYBRID ARMS - CROSSED SUBS
                             SETTLE AS OF 09/30/04

               --------------------------------------------------
                            BOND SUMMARY - BOND 1-A1
               --------------------------------------------------
               FIXED COUPON: 5.129               TYPE: Fixed

                   ORIG BAL: 570,690,000

                     FACTOR: 1.0000000

                FACTOR DATE: 09/25/04        NEXT PMT: 10/25/04

                      DELAY: 24                 CUSIP:
               --------------------------------------------------

                     --------------------------------------
                                             25 CPR
                     --------------------------------------
                       PRICE           YIELD       DURATION
                     --------------------------------------
                     102.312500        3.71          1.79
                     102.328125        3.70
                     102.343750        3.69
                     102.359375        3.68
                     102.375000        3.67
                     102.390625        3.66          1.79
                     102.406250        3.66
                     102.421875        3.65
                     102.437500        3.64
                     102.453125        3.63
                     102.468750        3.62          1.79
                     102.484375        3.61
                     102.500000        3.60
                     --------------------------------------
                     AVERAGE LIFE           1.91997
                      FIRST PAY             10/25/04
                      LAST PAY              08/25/07
                     --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062    Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 1

Lehman Brothers                                   Tue, 28 Sep 2004, 15:54:18 EDT
                                                           nstimola:SARM04-14_V2

                            YIELD TABLE - BOND 2-A1

                     SARM 2004-14 HYBRID ARMS - CROSSED SUBS
                             SETTLE AS OF 09/30/04

               --------------------------------------------------
                            BOND SUMMARY - BOND 2-A1
               --------------------------------------------------
               FIXED COUPON: 5.398               TYPE: Fixed

                   ORIG BAL: 215,719,000

                     FACTOR: 1.0000000

                FACTOR DATE: 09/25/04        NEXT PMT: 10/25/04

                      DELAY: 24                 CUSIP:
               --------------------------------------------------

                     --------------------------------------
                                             25 CPR
                     --------------------------------------
                       PRICE           YIELD       DURATION
                     --------------------------------------

                     102.312500        4.29          2.28

                     --------------------------------------
                     AVERAGE LIFE           2.52631
                      FIRST PAY             10/25/04
                      LAST PAY              08/25/09
                     --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062    Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 2

Lehman Brothers                                   Tue, 28 Sep 2004, 15:54:18 EDT
                                                           nstimola:SARM04-14_V2

                            YIELD TABLE - BOND 3-A1

                     SARM 2004-14 HYBRID ARMS - CROSSED SUBS
                             SETTLE AS OF 09/30/04

               --------------------------------------------------
                            BOND SUMMARY - BOND 3-A1
               --------------------------------------------------
               FIXED COUPON: 4.670               TYPE: Fixed

                   ORIG BAL: 402,122,000

                     FACTOR: 1.0000000

                FACTOR DATE: 09/25/04        NEXT PMT: 10/25/04

                      DELAY: 24                 CUSIP:
               --------------------------------------------------

                     --------------------------------------
                                             25 CPR
                     --------------------------------------
                       PRICE           YIELD       DURATION
                     --------------------------------------

                     100.890625        4.19          2.28

                     --------------------------------------
                     AVERAGE LIFE           2.50600
                      FIRST PAY             10/25/04
                      LAST PAY              07/25/09
                     --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062    Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 3

Lehman Brothers                                   Tue, 28 Sep 2004, 15:54:18 EDT
                                                           nstimola:SARM04-14_V2

                            YIELD TABLE - BOND 3-A2

                     SARM 2004-14 HYBRID ARMS - CROSSED SUBS
                             SETTLE AS OF 09/30/04

               --------------------------------------------------
                            BOND SUMMARY - BOND 3-A2
               --------------------------------------------------
               FIXED COUPON: 4.670               TYPE: Fixed

                   ORIG BAL: 11,372,000

                     FACTOR: 1.0000000

                FACTOR DATE: 09/25/04        NEXT PMT: 10/25/04

                      DELAY: 24                 CUSIP:
               --------------------------------------------------

                     --------------------------------------
                                             25 CPR
                     --------------------------------------
                       PRICE           YIELD       DURATION
                     --------------------------------------

                     100.343750        4.43          2.27

                     --------------------------------------
                     AVERAGE LIFE           2.50600
                      FIRST PAY             10/25/04
                      LAST PAY              07/25/09
                     --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062    Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 4

Lehman Brothers                                   Tue, 28 Sep 2004, 15:54:19 EDT
                                                           nstimola:SARM04-14_V2

                            YIELD TABLE - BOND 4-A1

                     SARM 2004-14 HYBRID ARMS - CROSSED SUBS
                             SETTLE AS OF 09/30/04

               --------------------------------------------------
                            BOND SUMMARY - BOND 4-A1
               --------------------------------------------------
               FIXED COUPON: 3.939               TYPE: Fixed

                   ORIG BAL: 254,625,000

                     FACTOR: 1.0000000

                FACTOR DATE: 09/25/04        NEXT PMT: 10/25/04

                      DELAY: 24                 CUSIP:
               --------------------------------------------------

                     --------------------------------------
                                             25 CPR
                     --------------------------------------
                       PRICE           YIELD       DURATION
                     --------------------------------------
                      99.250000        4.20          2.21
                      99.750000        3.97
                     100.250000        3.75
                     --------------------------------------
                     AVERAGE LIFE           2.41792
                      FIRST PAY             10/25/04
                      LAST PAY              06/25/09
                     --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062    Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 5

Lehman Brothers                                   Tue, 28 Sep 2004, 15:54:19 EDT
                                                           nstimola:SARM04-14_V2

                            YIELD TABLE - BOND 5-A1

                     SARM 2004-14 HYBRID ARMS - CROSSED SUBS
                             SETTLE AS OF 09/30/04

               --------------------------------------------------
                            BOND SUMMARY - BOND 5-A1
               --------------------------------------------------
               FIXED COUPON: 4.900               TYPE: Fixed

                   ORIG BAL: 82,175,000

                     FACTOR: 1.0000000

                FACTOR DATE: 09/25/04        NEXT PMT: 10/25/04

                      DELAY: 24                 CUSIP:
               --------------------------------------------------

                     --------------------------------------
                                             25 CPR
                     --------------------------------------
                       PRICE           YIELD       DURATION
                     --------------------------------------

                     100.937500        4.45          2.51

                     --------------------------------------
                     AVERAGE LIFE           2.83350
                      FIRST PAY             10/25/04
                      LAST PAY              08/25/11
                     --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062    Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 6

Lehman Brothers                                   Tue, 28 Sep 2004, 15:54:19 EDT
                                                           nstimola:SARM04-14_V2

                            YIELD TABLE - BOND 5-A2

                     SARM 2004-14 HYBRID ARMS - CROSSED SUBS
                             SETTLE AS OF 09/30/04

               --------------------------------------------------
                            BOND SUMMARY - BOND 5-A2
               --------------------------------------------------
               FIXED COUPON: 4.900               TYPE: Fixed

                   ORIG BAL: 2,324,000

                     FACTOR: 1.0000000

                FACTOR DATE: 09/25/04        NEXT PMT: 10/25/04

                      DELAY: 24                 CUSIP:
               --------------------------------------------------

                     --------------------------------------
                                             25 CPR
                     --------------------------------------
                       PRICE           YIELD       DURATION
                     --------------------------------------

                     100.437500        4.65          2.50

                     --------------------------------------
                     AVERAGE LIFE           2.83350
                      FIRST PAY             10/25/04
                      LAST PAY              08/25/11
                     --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062    Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 7

Lehman Brothers                                   Tue, 28 Sep 2004, 15:54:20 EDT
                                                           nstimola:SARM04-14_V2

                            YIELD TABLE - BOND 6-A1

                     SARM 2004-14 HYBRID ARMS - CROSSED SUBS
                             SETTLE AS OF 09/30/04

               --------------------------------------------------
                            BOND SUMMARY - BOND 6-A1
               --------------------------------------------------
               FIXED COUPON: 5.659               TYPE: Fixed

                   ORIG BAL: 107,729,000

                     FACTOR: 1.0000000

                FACTOR DATE: 09/25/04        NEXT PMT: 10/25/04

                      DELAY: 24                 CUSIP:
               --------------------------------------------------

                     --------------------------------------
                                             25 CPR
                     --------------------------------------
                       PRICE           YIELD       DURATION
                     --------------------------------------

                     102.562500        4.61          2.63

                     --------------------------------------
                     AVERAGE LIFE           3.02177
                      FIRST PAY             10/25/04
                      LAST PAY              06/25/14
                     --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062    Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 8

Lehman Brothers                                   Tue, 28 Sep 2004, 15:54:20 EDT
                                                           nstimola:SARM04-14_V2

                            YIELD TABLE - BOND 7-A1

                     SARM 2004-14 HYBRID ARMS - CROSSED SUBS
                             SETTLE AS OF 09/30/04

               --------------------------------------------------
                            BOND SUMMARY - BOND 7-A1
               --------------------------------------------------
               FIXED COUPON: 5.380               TYPE: Fixed

                   ORIG BAL: 65,424,000

                     FACTOR: 1.0000000

                FACTOR DATE: 09/25/04        NEXT PMT: 10/25/04

                      DELAY: 24                 CUSIP:
               --------------------------------------------------

                     --------------------------------------
                                             25 CPR
                     --------------------------------------
                       PRICE           YIELD       DURATION
                     --------------------------------------

                     102.281250        4.29          2.28

                     --------------------------------------
                     AVERAGE LIFE           2.52505
                      FIRST PAY             10/25/04
                      LAST PAY              08/25/09
                     --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   LIB BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-----------------------------------------------------------------------------------------------------------------------------------
 Yield  1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062    Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 9